UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________________________________________________________
FORM 8-K
_________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2024
_________________________________________________________________________________________
Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)
_________________________________________________________________________________________

Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)
__________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, Editas Medicine, Inc. (the “Company”) and Baisong Mei, Executive Vice President and Chief Medical Officer of the Company, agreed that Dr. Mei would step down as Chief Medical Officer effective December 31, 2024. On December 16, 2024, Dr. Mei entered into a separation agreement with the Company (the “Separation Agreement”), pursuant to which Dr. Mei agreed to a transition period during which he will remain employed by the Company, ending January 31, 2025 (the “Separation Date”). The Separation Agreement provides that Dr. Mei will receive the benefits to which he is entitled pursuant to the Company’s amended and restated severance benefits plan, including (i) his base salary for a period of 12 months following the Separation Date (the “Severance Period”), (ii) company contributions to the cost of health care continuation under the Consolidated Omnibus Budget Reconciliation Act for the Severance Period, and (iii) the amount of any unpaid annual bonus determined by the Company’s Board of Directors (the “Board”) (or a duly authorized committee thereof) to be payable to him for the 2024 calendar year. In addition, the Separation Agreement provides that (i) the exercise period for Dr. Mei’s stock options that are outstanding and vested as of the Separation Date will be extended to December 31, 2025 and (ii) notwithstanding Dr. Mei’s termination of service on the Separation Date, Dr. Mei’s outstanding annual time-based restricted stock units will remain outstanding and become vested as to the number of shares that would have vested had he remained employed through the date that is 90 days following the Separation Date. All payments and benefits provided under the Separation Agreement are contingent upon the effectiveness of, and Dr. Mei’s continued compliance with, the Separation Agreement. The Separation Agreement also contains a release of claims, as well as standard non-disparagement and confidentiality provisions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date: December 17, 2024	By:	/s/ Gilmore O’Neill
Gilmore O’Neill
President and Chief Executive Officer